FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND, INC.

Class A Shares
Class B Shares
Class C Shares
Class F Shares


SUPPLEMENT TO CURRENT PROSPECTUS DATED OCTOBER 31, 2005.

   A Special Meeting of Shareholder of Federated Municipal High Yield Advantage Fund, Inc. (the "Fund") will be held on October 19, 2006 at 2:00 p.m., Eastern time, at the Fund's principal place of business, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. At the meeting, shareholders will be asked to vote on the following proposals:



               (1)To  approve  or  disapprove  a  proposed Agreement and Plan of
                  Reorganization between the Fund and Federated Municipal Securities Income Trust, on behalf of its series, the Federated Municipal High Yield Advantage Fund (the
                  "Reorganized Fund"), whereby the Reorganized Fund would acquire all of the assets (subject to the stated liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

                (2)To  transact  such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed August 22, 2006 as the record date for determination of shareholders entitled to vote at the meeting.











                                                       August 22, 2006



Federated Securities Corp., Distributor

Cusip 313910200
Cusip 313910309
Cusip 313910408
Cusip 313910101
35037 (8/06)